UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 18, 2025
L3HARRIS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Boulevard
Melbourne,	Florida	32919
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (321) 727-9100

No change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	LHX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07      Submission of Matters to a Vote of Security Holders.
Voting Results for 2025 Annual Meeting of Shareholders

On April 18, 2025, L3Harris Technologies, Inc. (the “Company”) held the 2025 Annual Meeting of Shareholders. Of the 187,716,345 shares of the Company’s common stock issued, outstanding and entitled to vote at the 2025 Annual Meeting of Shareholders as of the February 28, 2025, record date, a total of 172,798,381 shares (for a quorum of approximately 92.1%) was represented at the meeting.

1) Proposal 1 – Election of Directors. The Company’s shareholders elected each of the thirteen nominees to the Company’s Board of Directors (“Board”) for a 1-year term expiring at the 2026 Annual Meeting of Shareholders, or until their successors are elected and qualified. The voting results for each of the nominees are as follows:

	Number of Shares
Nominee	For	Against	Abstain	Broker Non-Votes
Sallie B. Bailey	152,868,597	2,963,283	253,084	16,713,417
Thomas A. Dattilo	145,822,895	10,078,188	183,881	16,713,417
Roger B. Fradin	151,845,230	4,060,473	179,261	16,713,417
Joanna L. Geraghty	153,288,563	2,623,104	173,297	16,713,417
Kirk S. Hachigian	152,043,087	3,859,077	182,800	16,713,417
Harry B. Harris, Jr.	153,448,948	2,374,225	261,791	16,713,417
Lewis Hay III	149,330,486	6,567,287	187,191	16,713,417
Christopher E. Kubasik	152,524,739	3,368,978	191,247	16,713,417
Rita S. Lane	153,363,758	2,471,105	250,101	16,713,417
Robert B. Millard	148,774,395	7,131,820	178,749	16,713,417
David S. Regnery	155,406,398	480,946	197,620	16,713,417
Edward A. Rice, Jr.	155,010,697	891,283	182,984	16,713,417
Christina L. Zamarro	155,017,531	890,033	177,400	16,713,417

2) Proposal 2 – Advisory Vote to Approve Named Executive Officer Compensation. The Company’s shareholders approved the compensation of the Company’s named executive officers, in an advisory vote, and the voting results are as follows:

Number of Shares
For	Against	Abstain	Broker Non-Votes
114,874,152	40,094,600	1,116,212	16,713,417

3) Proposal 3 – Ratification of Appointment of Independent Registered Public Accounting Firm. The Company’s shareholders ratified the Audit Committee of the Board’s appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 2, 2026, and the voting results are as follows:

Number of Shares
For	Against	Abstain
167,850,103	4,653,007	295,271

4) Proposal 4 – Shareholder Proposal. The Company’s shareholders rejected the Shareholder Proposal titled “Transparency in Lobbying,” and the voting results are as follows:

Number of Shares
For	Against	Abstain	Broker Non-Votes
17,063,020	137,308,702	1,713,242	16,713,417

Item 9.01 Financial Statements and Exhibits.

     (d) Exhibits.

      The following exhibits are provided herewith:

Exhibit Number	Description
104	Cover Page Interactive Data File formatted in Inline XBRL.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L3HARRIS TECHNOLOGIES, INC.
	By:	/s/ Christoph T. Feddersen
		Name:	Christoph T. Feddersen
Date: April 22, 2025		Title:	Vice President, General Counsel and Secretary

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